UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – March 11, 2016

CODORUS VALLEY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-15536	23-2428543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Number)

105 Leader Heights Road P.O. Box 2887 York, Pennsylvania		17405-2887
(Address of principal executive offices)		(Zip code)

717-747-1519

(Registrant’s telephone number including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CODORUS VALLEY BANCORP, INC.
FORM 8-K

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 11, 2016, Michael A. Peduzzi, Treasurer and Assistant Secretary of Codorus Valley Bancorp, Inc. (the “Corporation”) and Senior Vice President and Chief Financial Officer of its wholly-owned subsidiary, PeoplesBank, a Codorus Valley Company (the “Bank”), resigned as an officer and employee of the Corporation and Bank.

Mr. Peduzzi’s resignation is related to his pursuing other professional opportunities, and does not involve any disagreement with the Corporation’s management or Board of Directors, and does not involve concerns with the soundness of internal control processes or the reliability or accuracy of the financial reporting of the Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Codorus Valley Bancorp, Inc.

Date: March 15, 2016	/s/ Larry J. Miller
Larry J. Miller President and Chief Executive Officer